[National Penn Bancshares LOGO omitted]                        PRESS RELEASE


         Immediate


         Gary L. Rhoads at (610) 369-6341


         National Penn Bancshares Reports Record Second Quarter Earnings
         ---------------------------------------------------------------

BOYERTOWN, Pa., July 15, 2003-- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, Panasia Bank N.A., and Investors Trust Company, reported second quarter 2003 net income totaling $10.76 million, or $0.46 per diluted share. Net income increased 19.1% compared to $9.04 million earned in the second quarter of 2002 and diluted earnings per share increased 7.0% compared to prior year diluted earnings of $0.43. These results represent the ninth consecutive quarter of record earnings. Results now include the first full quarter of earnings and additional shares outstanding as a result of the acquisition of FirstService Bank on February 25, 2003.

         For the first six months of 2003, net income totaled a record $21.15 million, or $0.91 per diluted share. Compared to the first six months of 2002, net income increased 18.8% and diluted earnings per share increased 8.3%. NPBC's earnings for the first six months of 2003 produced annualized returns on average assets and average shareholders' equity of 1.34% and 15.9%, respectively.

         The company had total assets at June 30, 2003 of $3.37 billion and total deposits of $2.46 billion. The allowance for loan and lease losses as of June 30, 2003 was $47.72 million, which represents 2.25% of total loans outstanding of $2.12 billion.

         On May 1, 2003 the company announced the execution of a definitive agreement for HomeTowne Heritage Bank to merge with National Penn Bank. HomeTowne Heritage is a $142 million bank headquartered in Intercourse, Pennsylvania, operating three community offices in Lancaster County. Subject to customary closing conditions, including regulatory approvals, this transaction is expected to close in the fourth quarter of 2003.

         Earlier this year, we announced the sale of our subsidiary bank Panasia Bank N.A. to Woori America Bank, a U.S. subsidiary of Korea's Woori Financial Group. We expect this transaction to settle during the third quarter 2003.

         On June 25, 2003, the Board of Directors declared a quarterly cash dividend of $0.23 per share, payable August 17, 2003 to shareholders of record on July 31, 2003. National Penn Bancshares, Inc. has paid cash dividends without interruption for over 128 years.

           National Penn Bancshares, Inc. is a $3.37 billion company operating 65 community offices in southeastern Pennsylvania through National Penn Bank, including its FirstService Bank Division, and two community offices in southeastern Pennsylvania through Panasia Bank N.A. Panasia Bank N.A. also operates four community offices in the northern New Jersey marketplace and one office in Annandale, Virginia. Trust and investment management services are provided through Investors Trust Company; brokerage services are provided through Penn Securities, Inc.; mortgage banking activities are provided through Penn 1st Financial Services, Inc.; and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in NPBC's reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. NPBC cautions you not to place undue reliance on these statements. NPBC undertakes no obligation to publicly release or update any of these statements.


National Penn Bancshares, Inc.

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
                                              Three Months Ended June 30,                       Six Months Ended June 30,
                                            2003                   2002                    2003                       2002
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                  $3,371,134                 $2,785,599
Total deposits                                                                                 2,458,044                  2,074,239
Total loans and leases                                                                         2,122,721                  1,828,075
Total shareholders' equity                                                                       295,262                    208,827
Book value per share                                                                               12.80                      10.03

------------------------------------------------------------------------------------------------------------------------------------
EARNINGS
------------------------------------------------------------------------------------------------------------------------------------
Total interest income                             $44,262                $43,208                 $86,880                    $86,674
Total interest expense                             13,774                 15,830                  27,266                     32,514
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                30,488                 27,378                  59,614                     54,160
Provision for loan and lease losses                 2,370                  2,800                   4,640                      6,750
------------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                        28,118                 24,578                  54,974                     47,410
Other income                                       11,533                  9,568                  21,591                     18,713
Other expenses                                     25,737                 22,507                  49,032                     43,514
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                         13,914                 11,639                  27,533                     22,609
Income taxes                                        3,151                  2,601                   6,380                      4,806
------------------------------------------------------------------------------------------------------------------------------------
Net income                                        $10,763                 $9,038                 $21,153                    $17,803
------------------------------------------------------------------------------------------------------------------------------------

Return on average assets                                                                           1.34%                      1.31%
Return on average shareholders' equity                                                             15.9%                      17.7%
Average shares - basic                                                                        22,656,578                 20,824,598
Average shares - diluted                                                                      23,214,468                 21,090,588

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
Basic earnings                                      $0.47                  $0.44                   $0.93                      $0.86
Diluted earnings                                     0.46                   0.43                    0.91                       0.84
Dividends paid in cash (1)                           0.23                   0.21                    0.46                       0.42

(1) Excludes the effect of shares issued for FirstService Bank
Financial information restated to include a 5% stock dividend issued December
27, 2002.



Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/03
Date    7/15/03
                                                              PAGE:  1 OF 7        AS OF              AS OF
BALANCE SHEET - ASSETS ($000s)                                                    6/30/2003            6/30/2002

        Cash & Cash Equivalents                                                      $ 138,050           $ 97,815
                                                                             ------------------  -----------------
        Trading Account Securities                                                           -                  -
                                                                             ------------------  -----------------
        Securities Available for Sale                                                  931,914            756,645
                                                                             ------------------  -----------------
        Held to Maturity Securities                                                          -                  -
                                                                             ------------------  -----------------
        Other Securities                                                                     -                  -
                                                                             ------------------  -----------------
        Total Securities                                                               931,914            756,645
                                                                             ------------------  -----------------
        Total Cash and Securities                                                    1,069,964            854,460
                                                                             ------------------  -----------------
        Loans & Leases Held for Investment*                                          2,059,088          1,826,088
                                                                             ------------------  -----------------
        Loans & Leases Held for Sale*                                                   63,633              1,987
                                                                             ------------------  -----------------
        Total Loans and Leases*                                                      2,122,721          1,828,075
                                                                             ------------------  -----------------
        *Indicates data net of discount, gross of reserve
        Loan Loss Reserve                                                              (47,715)           (42,720)
                                                                             ------------------  -----------------
        Goodwill                                                                        71,067             19,203
                                                                             ------------------  -----------------
        Other Intangibles                                                               10,406              1,103
                                                                             ------------------  -----------------
        Total Intangible Assets                                                         81,473             20,306
                                                                             ------------------  -----------------
        Mortgage Servicing Rights                                                            -                  -
                                                                             ------------------  -----------------
        Purchased Credit Card Relationships                                                  -                  -
                                                                             ------------------  -----------------
        Real Estate Owned & Held for Investment                                            760              5,863
                                                                             ------------------  -----------------
        Other Assets                                                                   143,931            119,615
                                                                             ------------------  -----------------
        Total Assets                                                               $ 3,371,134        $ 2,785,599
                                                                             ------------------  -----------------

BALANCE SHEET - LIABILITIES ($000S)

        Deposits                                                                   $ 2,458,044        $ 2,074,239
                                                                             ------------------  -----------------
        Borrowings                                                                     518,262            433,990
                                                                             ------------------  -----------------
        Trust Preferred Securities                                                      63,250             40,250
                                                                             ------------------  -----------------
        Other Liabilities                                                               36,316             28,293
                                                                             ------------------  -----------------
        Total Liabilities                                                          $ 3,075,872        $ 2,576,772
                                                                             ------------------  -----------------

BALANCE SHEET - EQUITY ($000s)

        Redeemable Preferred Stock                                                         $ -                $ -
                                                                             ------------------  -----------------
        Preferred Equity                                                                   $ -                $ -
                                                                             ------------------  -----------------
        Common Equity                                                                $ 295,262          $ 208,827
                                                                             ------------------  -----------------

MEMO ITEMS

        Accumulated other comprehensive income                                        $ 27,522           $ 11,724
                                                                             ------------------  -----------------
        Publicly Reported Book Value Per Share (1)                                     $ 12.80            $ 10.03
                                                                             ------------------  -----------------
        EOP Common Shares Outstanding (excluding Treasury shares)(1)                23,058,392         20,827,449
                                                                             ------------------  -----------------
        Treasury Shares Held By Company                                                 46,770            213,069
                                                                             ------------------  -----------------
        Did you announce a repurchase plan during this period?                              NO                YES
                                                                             ------------------  -----------------
        Number of Shares to be Repurchased in Plan                                   1,000,000          1,000,000
                                                                             ------------------  -----------------
        Number of Shares Repurchased During Period                                     371,774            173,001
                                                                             ------------------  -----------------
        Average Price of Repurchased Shares                                              28.78              26.81
                                                                             ------------------  -----------------


        (1) restated for 5% stock dividend paid December 27, 2002.


Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/03
                                         PAGE:  2 OF 7

                                                FOR QUARTER         FOR QUARTER          YEAR TO         FOR QUARTER        YEAR TO
                                                   ENDED               ENDED              DATE              ENDED            DATE
INCOME STATEMENT ($000s)                          3/31/2003           6/30/2003         6/30/2003         6/30/2002        6/30/2002

   Interest Income                                $ 42,618            $ 44,262        $ 86,880             $ 43,208       $ 86,674
                                       -------------------- -------------------  -------------- -------------------- --------------
   Interest Expense                                 13,492              13,774          27,266               15,830         32,514
                                       -------------------- -------------------  -------------- -------------------- --------------
   Net Interest Income                              29,126              30,488          59,614               27,378         54,160
                                       -------------------- -------------------  -------------- -------------------- --------------
   FTE adjustment                                    1,994               2,146           4,140                1,795          3,759
                                       -------------------- -------------------  -------------- -------------------- --------------
   Net Interest Income (FTE)                        31,120              32,634          63,754               29,173         57,919
                                       -------------------- -------------------  -------------- -------------------- --------------
   Loan Loss Provision                               2,270               2,370           4,640                2,800          6,750
                                       -------------------- -------------------  -------------- -------------------- --------------
   Investment Securities Trans.                          -                   -               -                    -           (250)
                                       -------------------- -------------------  -------------- -------------------- --------------
   Nonrecurring Income                                   -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Nonrecurring Expense                                  -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Trading Account Income                                -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Foreign Exchange Income                               -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Trust Revenue                                     1,299               1,354           2,653                1,420          2,738
                                       -------------------- -------------------  -------------- -------------------- --------------
   Service Charges on Deposits                       3,307               3,478           6,785                3,079          6,004
                                       -------------------- -------------------  -------------- -------------------- --------------
   Mortgage Banking Income                           1,493               1,618           3,111                1,106          2,024
                                       -------------------- -------------------  -------------- -------------------- --------------
   Fee Income from Investment
   Product Sales                                       520                 459             979                  498          1,144
                                       -------------------- -------------------  -------------- -------------------- --------------
   Other Noninterest Income                          3,439               4,624           8,063                3,465          7,053
                                       -------------------- -------------------  -------------- -------------------- --------------
   Total Noninterest Income
   (excludes securities gains/losses)               10,058              11,533          21,591                9,568         18,963
                                       -------------------- -------------------  -------------- -------------------- --------------
   Employee Comp. & Benefit Expense                 13,555              14,626          28,181               11,659         23,740
                                       -------------------- -------------------  -------------- -------------------- --------------
   Occupancy & Equipment Expense                     3,637               4,030           7,667                3,042          6,070
                                       -------------------- -------------------  -------------- -------------------- --------------
   Foreclosed Property Expense                           -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Amortization of Intangibles                         126                 302             428                   37             74
                                       -------------------- -------------------  -------------- -------------------- --------------
   (Excludes Servicing and Credit
   Card Intangibles)

   Other Noninterest Expense                         5,977               6,779          12,756                7,769         13,630
                                       -------------------- -------------------  -------------- -------------------- --------------
   Total Noninterest Exp.                           23,295              25,737          49,032               22,507         43,514
                                       -------------------- -------------------  -------------- -------------------- --------------
   Minority Interest Expense                             -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Net Income Before Taxes                          13,619              13,914          27,533               11,639         22,609
                                       -------------------- -------------------  -------------- -------------------- --------------
   Tax Provision                                     3,229               3,151           6,380                2,601          4,806
                                       -------------------- -------------------  -------------- -------------------- --------------
   Net Inc. Before Extraordinary Items              10,390              10,763          21,153                9,038         17,803
                                       -------------------- -------------------  -------------- -------------------- --------------
   Extraordinary & After-Tax Items                       -                   -               -                    -              -
                                       -------------------- -------------------  -------------- -------------------- --------------
   Net Income                                     $ 10,390            $ 10,763        $ 21,153              $ 9,038       $ 17,803
                                       -------------------- -------------------  -------------- -------------------- --------------

   EARNINGS PER SHARE:

   Basic before extraordinary (1)                   $ 0.46              $ 0.47          $ 0.93               $ 0.44         $ 0.86
                                       -------------------- -------------------  -------------- -------------------- --------------
   Diluted before extraordinary (1)                 $ 0.45              $ 0.46          $ 0.91               $ 0.43         $ 0.84
                                       -------------------- -------------------  -------------- -------------------- --------------
   Basic after extraordinary (1)                    $ 0.46              $ 0.47          $ 0.93               $ 0.44         $ 0.86
                                       -------------------- -------------------  -------------- -------------------- --------------
   Diluted after extraordinary (1)                  $ 0.45              $ 0.46          $ 0.91               $ 0.43         $ 0.84
                                       -------------------- -------------------  -------------- -------------------- --------------
   Dividends per Common Share (1)                   $ 0.23              $ 0.23          $ 0.46               $ 0.21         $ 0.42
                                       -------------------- -------------------  -------------- -------------------- --------------
   Average Shares Basic (1)                     22,646,330          23,043,273      22,656,578           20,824,207     20,824,598
                                       -------------------- -------------------  -------------- -------------------- --------------
   Average Shares Diluted (1)                   23,191,747          23,621,344      23,214,468           21,130,695     21,090,588
                                       -------------------- -------------------  -------------- -------------------- --------------
   Dividends on Preferred Stock ($000s)                $ -                 $ -             $ -                  $ -            $ -
                                       -------------------- -------------------  -------------- -------------------- --------------


        (1) restated for 5% stock dividend paid December 27, 2002.


Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/03

AVERAGE BALANCE SHEET ($OOOs)
                                                            As of               For QTR              For QTR            For QTR
                           PAGE:  3 of 7                   6/30/03          Ended 3/31/03        Ended 6/30/03       Ended 12/31/02
                                                          (YTD AVG)         QTRLY AVG            QTRLY AVG            QTRLY AVG
                                                        ----------------    -----------------    -----------------    --------------
    Total Loans (net of unearned)                         2,045,015            1,969,999            2,119,207            1,857,174
                                                    ----------------    -----------------    -----------------    -----------------
    Loan Loss Reserve                                       (46,170)             (44,572)             (47,750)             (43,186)
                                                    ----------------    -----------------    -----------------    -----------------
    Investment Securities (incl. trading assets)            797,169              750,200              843,621              730,343
                                                    ----------------    -----------------    -----------------    -----------------
    Other Earning Assets                                     50,805               69,273               32,539              101,493
                                                    ----------------    -----------------    -----------------    -----------------

    Total Earning Assets (net of loan loss reserve)       2,846,819            2,744,900            2,947,617            2,645,824
                                                    ----------------    -----------------    -----------------    -----------------
    Total Assets                                          3,150,107            3,007,109            3,291,532            2,877,224
                                                    ----------------    -----------------    -----------------    -----------------

    Savings                                                 141,071              131,212              148,770              122,194
                                                    ----------------    -----------------    -----------------    -----------------
    NOW Accounts                                            440,576              422,020              460,980              378,229
                                                    ----------------    -----------------    -----------------    -----------------
    Money Market Accounts                                   575,927              537,837              613,600              483,849
                                                    ----------------    -----------------    -----------------    -----------------
    Certificates                                            788,914              779,900              800,640              805,245
                                                    ----------------    -----------------    -----------------    -----------------

    Total Int. Bearing Deposits                           1,946,488            1,870,969            2,023,990            1,789,517
                                                    ----------------    -----------------    -----------------    -----------------

    Non-Interest Bearing Deposits                           376,972              346,410              404,386              333,136
                                                    ----------------    -----------------    -----------------    -----------------
    Total Deposits                                        2,323,460            2,217,379            2,428,376            2,122,653
                                                    ----------------    -----------------    -----------------    -----------------

    Short-Term Borrowings                                   298,736              283,790              313,517              253,345
                                                    ----------------    -----------------    -----------------    -----------------
    Long-Term Borrowings                                    234,556              233,686              235,417              257,894
                                                    ----------------    -----------------    -----------------    -----------------
    Total Int. Bearing Liabilities
    (incl. non-int bearing deposits)                      2,856,752            2,734,855            2,977,310            2,633,892
                                                    ----------------    -----------------    -----------------    -----------------
    Total Int. Bearing Liabilities                        2,479,780            2,388,445            2,572,924            2,300,756
                                                    ----------------    -----------------    -----------------    -----------------
    Total Shareholder's Equity                              266,872              246,105              287,412              217,989
                                                    ----------------    -----------------    -----------------    -----------------

                                                                FOR QUARTER        FOR QUARTER       YEAR TO            YEAR
                                                                     ENDED            ENDED            DATE             ENDED
CHARGEOFFS ($000s)                                                  3/31/03          6/30/03          6/30/03         12/31/02

        Loan Chargeoffs                                                 $ 2,807          $ 1,980          $ 4,787         $ 15,786
                                                                ---------------- ---------------- ---------------- ----------------
        Recoveries on Loans                                               $ 705            $ 645          $ 1,350          $ 2,166
                                                                ---------------- ---------------- ---------------- ----------------
        Net Loan Chargeoffs                                             $ 2,102          $ 1,335          $ 3,437         $ 13,620
                                                                ---------------- ---------------- ---------------- ----------------

                                                                     AS OF            AS OF            AS OF
ASSET QUALITY AND OTHER DATA ($000s)                                3/31/03          6/30/03         12/31/02

        Nonaccrual Loans                                               $ 18,280         $ 21,152         $ 14,639
                                                                ---------------- ---------------- ----------------
        Renegotiated Loans                                                    -                -                -
                                                                ---------------- ---------------- ----------------
        Other Real Estate Owned                                             450              760              318
                                                                ---------------- ---------------- ----------------
        Total Nonperforming Assets                                       18,730           21,912           14,957
                                                                --------------------------------- ----------------
        Loans 90+ Days Past Due & Still Accruing                            435              813              987
                                                                ---------------- ---------------- ----------------
        NPAs plus Loans over 90                                        $ 19,165         $ 22,725         $ 15,944
                                                                ---------------- ---------------- ----------------

                                                                     AS OF            AS OF            AS OF
REGULATORY CAPITAL DATA ($000s)                                     3/31/03          6/30/03         12/31/02

        Tier 1 Capital                                                $ 248,067        $ 249,518        $ 244,932
                                                                ---------------- ---------------- ----------------
        Tier 1 Ratio (%)                                                 10.28%           10.28%           11.81%
                                                                ---------------- ---------------- ----------------
        Total Capital (Tier 1 + Tier 2)                               $ 278,438        $ 280,069        $ 271,184
                                                                ---------------- ---------------- ----------------
        Total Capital Ratio (%)                                          11.54%           11.54%           13.08%
                                                                ---------------- ---------------- ----------------
        Total Risk-Adjusted Assets                                  $ 2,413,361      $ 2,426,877      $ 2,073,210
                                                                ---------------- ---------------- ----------------
        Tier 1 Leverage Ratio                                             8.51%            7.81%            8.66%
                                                                ---------------- ---------------- ----------------

                                                                     AS OF            AS OF           YEAR TO
SUPPLEMENTAL DATA ($000s)                                           3/31/03          6/30/03           DATE
                                                                                                      6/30/03

        1-4  Family Mortgage Loans Serviced For Others                $ 120,031        $ 140,520
                                                                ---------------- ----------------
        Propriety Mutual Fund Balances                                      $ -              $ -
                                                                ---------------- ----------------
        (Net Asset Value in $000s)
        Held to Maturity Securities (Fair Value)                            $ -              $ -
                                                                ---------------- ----------------
        Return on Avg. Assets (annualized)                                1.38%            1.31%            1.34%
                                                                ---------------- ---------------- ----------------
        Return on Avg. Equity (annualized)                                16.9%            15.0%            15.9%
                                                                ---------------- ---------------- ----------------
        Preferred Stock Dividends (total $ in period)                       $ -              $ -              $ -
                                                                ---------------- ---------------- ----------------
        Common Stock Dividends (total $ in period)                      $ 4,767          $ 5,312         $ 10,079
                                                                ---------------- ---------------- ----------------
        EOP Employees (Full Time Equivalent)                                995            1,011
                                                                ---------------- ----------------


Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/03

                                                 PAGE:  5 of 7                    AS OF            AS OF
PERIOD END BALANCES:                                                             3/31/03          6/30/03

Loan Breakdown: (regulatory)
        Commercial/Industrial                                                      $ 355,992        $ 386,875
                                                                             ---------------- ----------------
        Commercial Real Estate                                                       775,890          796,844
                                                                             ---------------- ----------------
        Residential Mortgage (including multi-family)                                493,254          460,795
                                                                             ---------------- ----------------
        Real Estate Construction (and Land Development)                              140,190          128,246
                                                                             ---------------- ----------------
        Home Equity (revolving and 2nd lien)                                         238,366          226,974
                                                                             ---------------- ----------------
        Consumer (Loans to Individuals)                                               51,295           55,996
                                                                             ---------------- ----------------
        Bank Card                                                                          -                -
                                                                             ---------------- ----------------
        Foreign                                                                            -                -
                                                                             ---------------- ----------------
                                                               (Other)                55,576           66,991
        -------------------------------------------------------              ---------------- ----------------
        Total Loans (net of unearned)                                              2,110,563        2,122,721
                                                                             ---------------- ----------------
        Investment Securities (incl. trading assets)                                 858,727          931,914
                                                                             ---------------- ----------------
        Other Earning Asset                                                           29,221            4,533
                                                                             ---------------- ----------------
        Total Earning Assets (net of loan loss reserve)                            2,951,831        3,011,453
                                                                             ---------------- ----------------
        Total Assets                                                               3,283,414        3,371,134
                                                                             ---------------- ----------------
Deposit Breakdown:

        Savings                                                                      140,262          152,089
                                                                             ---------------- ----------------
        NOW Accounts                                                                 455,713          462,931
                                                                             ---------------- ----------------
        Money Market Accounts                                                        595,045          621,060
                                                                             ---------------- ----------------
        Certificates                                                                 573,238          547,484
                                                                             ---------------- ----------------
        CDs>$100m                                                                    237,358          237,762
                                                                             ---------------- ----------------
        Foreign CDs                                                                        -                -
                                                                             ---------------- ----------------
                                                               (as needed)                 -                -
        -------------------------------------------------------              ---------------- ----------------
Total Int. Bearing Deposits                                                        2,001,616        2,021,326
                                                                             ---------------- ----------------
        Non-Interest Bearing Deposits                                                415,299          436,718
                                                                             ---------------- ----------------
Total Deposits                                                                     2,416,915        2,458,044
                                                                             ---------------- ----------------
        Short-Term Borrowings                                                        310,915          346,113
                                                                             ---------------- ----------------
        Long-Term Debt                                                               236,717          235,399
                                                                             ---------------- ----------------
Total Int. Bearing Liabilities (incl. non-int bearing deposits)                    2,964,547        3,039,556
                                                                             ---------------- ----------------
Total Int. Bearing Liabilities                                                     2,549,248        2,602,838
                                                                             ---------------- ----------------
Total Stockholders Equity                                                          $ 288,998        $ 295,262
                                                                             ---------------- ----------------



Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/03
                                                      PAGE:  6 of 7
                                                                         AS OF             AS OF
PERIOD END BALANCES:                                                    3/31/03           6/30/03

Loan Breakdown: (internal)
        Business Purpose Loans                                             $ 909,606        $ 943,131
                                                                    ----------------- ----------------
        Residential Mortgage                                                 255,080          235,279
                                                                    ----------------- ----------------
        Commercial Real Estate, Construction and Land Dev                    665,177          692,298
                                                                    ----------------- ----------------
        Consumer (loans to Individual)                                       280,700          252,013
                                                                    ----------------- ----------------
        Total Loans (net of unearned)                                     $2,110,563      $ 2,122,721
                                                                    ----------------- ----------------




Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/03
                                                 PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:                                                       AS OF                    AS OF
(Qtr Avg)                                                                             3/31/03                   6/30/03
                                                                             Avg Balance      Yield    Avg Balance       Yield

Total Loans (net of unearned)                                                   $ 1,969,999    6.83%      $ 2,119,207     6.63%
                                                                             ---------------  -------  ---------------  --------
Investment Securities (incl. trading assets)                                        750,200    6.07%          843,621     5.35%
                                                                             ---------------  -------  ---------------  --------
Other Earning Assets                                                                 69,273    1.26%           32,539     1.24%
                                                                             ---------------  -------  ---------------  --------

Total Earning Assets                                                              2,789,472    6.49%        2,995,367     6.21%
                                                                             ---------------  -------  ---------------  --------
Total Earning Assets (net of loan loss reserve)                                   2,744,900    6.59%        2,947,617     6.31%
                                                                             ---------------  -------  ---------------  --------
Total Assets                                                                      3,007,109    6.02%        3,291,532     5.66%
                                                                             ---------------  -------  ---------------  --------

                                                                                              -------
Savings                                                                             131,212    0.70%          148,770     0.66%
                                                                             ---------------  -------  ---------------  --------
NOWAccounts                                                                         422,020    1.17%          460,980     1.13%
                                                                             ---------------  -------  ---------------  --------
Money Market Accounts                                                               537,837    0.97%          613,600     0.97%
                                                                             ---------------  -------  ---------------  --------
Certificates                                                                        779,900    3.35%          800,640     3.17%
                                                                             ---------------  -------  ---------------  --------

                                                                                              -------
Total Int. Bearing Deposits                                                       1,870,969    1.99%        2,023,990     1.86%
                                                                             ---------------           ---------------  --------

Non-Interest Bearing Deposits                                                       364,410                   404,386
                                                                             ---------------  -------  ---------------
Total Deposits                                                                    2,235,379    1.66%        2,428,376     1.55%
                                                                             ---------------  -------  ---------------  --------

                                                                                              -------
Short-Term Borrowings                                                               283,790    1.32%          313,517     1.22%
                                                                             ---------------  -------  ---------------  --------
Long-Term Borrowings                                                                233,686    5.90%          235,417     5.89%
                                                                             ---------------  -------  ---------------  --------
Total Int. Bearing Liabilities(incl. non-int bearing deposits)                    2,752,855    1.99%        2,977,310     1.86%
                                                                             ---------------  -------  ---------------  --------
Total Int. Bearing Liabilities                                                    2,388,445    2.29%        2,572,924     2.15%
                                                                             ---------------  -------  ---------------  --------
Total Shareholder's Equity                                                        $ 246,105                 $ 287,412
                                                                             ---------------  -------  ---------------

                                                                                              -------
Net Yield on Earning Assets (net of loan loss reserve): (Margin)                               4.60%                      4.44%
                                                                                              -------                   --------
Net Yield on Earning Assets: (Margin)                                                          4.52%                      4.37%
                                                                                              -------                   --------


STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

              State       Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

              1. PA                                                                      67
              ------------                                                   ---------------
Total Number of Banking Offices                                                          67
                                                                             ---------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                         1
                                                                             ---------------
Total Number of ATMs                                                                     63
                                                                             ---------------

              2. NJ                                                                       4
              ------------                                                   ---------------
Total Number of Banking Offices                                                           4
                                                                             ---------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                         1
                                                                             ---------------
Total Number of ATMs                                                                      3
                                                                             ---------------

              2. VA                                                                       1
              ------------                                                   ---------------
Total Number of Banking Offices                                                           1
                                                                             ---------------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                         0
                                                                             ---------------
Total Number of ATMs                                                                      1
                                                                             ---------------

Have you restated any prior period's financial statements for a pooling of
interest and/or a change in accounting principles? N                    (Y/N)

Periods Restated on this report:
                                   -----------------------------------------------------  -------
Reason:
                          ------------------------------------------------------------------  -------
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